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As filed with the Securities and Exchange Commission on June 23, 2000

Registration No. 333-37188

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GREAT PLAINS SOFTWARE, INC.
(exact name of registrant as specified in its charter)

Minnesota	7372	45-0374871
(state or other jurisdiction of organization)	(primary standard industrial classification code number)	(IRS employer incorporation identification number)

1701 S.W. 38th Street
Fargo, ND 58103
(701) 281-0550
(address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Douglas J. Burgum
Chairman of the Board, President
And Chief Executive Officer
Great Plains Software, Inc.
1701 S.W. 38th Street
Fargo, ND 58103
(701) 281-0550

(name, address, including zip code, and telephone number, including area code, of agent for service)

copies to:

Timothy S. Hearn, Esq. Dorsey & Whitney LLP 220 South Sixth Street Minneapolis, MN 55402 (612) 340-2600 Fax: (612) 340-8827	Douglas W. Huffman, Esq. Firmin, Sprague & Huffman Co., L.P.A. 220 W. Sandusky St., P. O. Box 963 Findlay, OH 45839-0963 (419) 423-4321 Fax: (419) 423-8484

    Approximate date of commencement of the proposed sale to the public: As soon as practicable after the effective date of this registration statement.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the commission, acting pursuant to such Section 8(a), may determine.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

    The sole purpose of this amendment is to file the tax opinion delivered by Ernst & Young LLP upon closing of the Registrant's acquisition of Solomon Software, Inc.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a)
  Exhibits

Number	Title
2.1	Agreement and Plan of Merger dated as of May 1, 2000 by and among Great Plains Software, Inc., GPS Eagle, Inc., Solomon Software, Inc., Gary M. Harpst, Vernon M. Strong and Jack W. Ridge (included as Appendix A to the proxy statement/prospectus contained in this registration statement).*
2.2
Form of Escrow Agreement by and between Great Plains Software, Inc., Solomon Software, Inc., Norwest Bank Minnesota, N.A., Gary M. Harpst, Vernon M. Strong and Jack W. Ridge (included as Appendix B to the proxy statement/prospectus contained in this registration statement).*
3.1
Amended and Restated Articles of Incorporation of Great Plains Software, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed March 5, 1997 (SEC File No. 333-22833)) .
3.2	Amended Bylaws of Great Plains Software, Inc. (incorporated by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed January 14, 1999).
4.1
Form of certificate for shares of common stock of Great Plains Software, Inc. (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC file No. 333-22833)).
5.1	Opinion of Dorsey & Whitney LLP regarding the legality of the securities being issued.*
8.1	Opinion of Ernst & Young LLP regarding certain tax matters.
10.1
Lease Agreement, dated October 1, 1983, as amended, between the Company and West Acres Office Park (incorporated herein by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.2
Amendments 5 & 6 to Lease Agreement dated October 1, 1983, between the Company and West Acres Office Park (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K filed August 11, 1999) .
10.3
Lease Agreement, dated October 23, 1997, between the Company and Investor's Real Estate Trust (incorporated by reference to Exhibit 10.3 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.4	1983 Incentive Stock Option Plan, as amended (incorporated here herein by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.5
1997 Stock Incentive Plan, including form of option agreement (incorporated here herein by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).

10.6	Outside Directors Stock Option Plan, as amended (incorporated by reference to Exhibit 10.6 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.7	1997 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 10.7 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.8
Registration Rights Agreement, dated as of June 24, 1994, between the Company and the holders of registerable securities named therein (incorporated here herein by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.9
Limited Liability Company Agreement for Great Plains Software U.K., LLC, dated as of February 20, 1996, between the Company and Douglas J. Burgum therein (incorporated here herein by reference to Exhibit 10.9 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.10
Agreement between the Company and Terri F. Zimmerman (incorporated here herein by reference to Exhibit 10.10 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.11
Form of Nonemployee Director Stock Option Agreement (incorporated here herein by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.12
Agreement and Plan of Merger dated February 22, 2000 by and among Great Plains Software, Inc., GPS Acquisition, Inc., FRx Software Corporation and Michael L. Rohan (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 4, 2000).
10.13
Purchase Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed March 9, 2000).
10.14
Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed March 9, 2000).
10.15
Tax Deed dated February 2000 between Great Plains Software, Inc. and the persons named therein (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed March 9, 2000).
23.1	Consent of PricewaterhouseCoopers LLP with respect to Great Plains Software, Inc.'s financial statements.*
23.2	Consent of PricewaterhouseCoopers LLP with respect to FRx Software Corporation's financial statements.*
23.3	Consent of Ernst & Young LLP with respect to Solomon Software, Inc.*
23.4	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).*
23.5	Consent of Ernst & Young LLP (included in Exhibit 8.1).
24.1	Power of Attorney.*

*
Previously filed.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fargo, State of North Dakota on the 23 day of June, 2000.

GREAT PLAINS SOFTWARE, INC.
By:	/s/ TAMI L. RELLER Tami L. Reller Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed on June 23, 2000, by the following persons on behalf of the Registrant and in the capacities indicated:

Signature	Title

DOUGLAS J. BURGUM*	Chairman of the Board, President and Chief Executive Officer (principal executive officer)
/s/ TAMI L. RELLER Tami L. Reller	Vice President and Chief Financial Officer (principal financial officer)
DAVID K. EDSON*	Controller (principal accounting officer)
BRADLEY J. BURGUM*	Director
FREDERICK W. BURGUM*	Director
WILLIAM V. CAMPBELL*	Director
J. A. HEIDI ROIZEN*	Director
JOSEPH S. TIBBETTS, JR.*	Director

*By:	/s/ TAMI L. RELLER Tami L. Reller Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger dated May 1, 2000 by and among Great Plains Software, Inc., GPS Eagle, Inc., Solomon Software, Inc., Gary M. Harpst, Vernon M. Strong and Jack W. Ridge (included as Appendix A to the proxy statement/prospectus contained in this registration statement).*
2.2	Form of Escrow Agreement by and between Great Plains Software, Inc., Solomon Software, Inc, Norwest Bank Minnesota, N.A., Gary M. Harpst, Vernon M. Strong and Jack W. Ridge (included as Appendix B to the proxy statement/prospectus contained in this registration statement).*
3.1	Articles of Incorporation of Great Plains Software, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
3.2	Bylaws of Great Plains Software, Inc. (incorporated by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q filed January 14, 1999).
4.1	Form of certificate for shares of common stock of Great Plains Software, Inc. (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
5.1	Opinion of Dorsey & Whitney LLP regarding the legality of the securities being issued.*
8.1	Opinion of Ernst & Young LLP regarding certain tax matters.
10.1	Lease Agreement, dated October 1, 1983, as amended, between the Company and West Acres Office Park (incorporated herein by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.2	Amendments 5 & 6 to Lease Agreement dated October 1, 1983, between the Company and West Acres Office Park (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.3	Lease Agreement, dated October 23, 1997, between the Company and Investor's Real Estate Trust (incorporated by reference to Exhibit 10.3 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.4	1983 Incentive Stock Option Plan, as amended (incorporated here herein by reference to Exhibit 10.4 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)) .
10.5	1997 Stock Incentive Plan, including form of option agreement (incorporated here herein by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.6	Outside Directors Stock Option Plan, as amended (incorporated by reference to Exhibit 10.6 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.7	1997 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 10.7 to the Company's Annual Report on Form 10-K filed August 11, 1999).
10.8	Registration Rights Agreement, dated as of June 24, 1994, between the Company and the holders of registerable securities named therein (incorporated here herein by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.9	Limited Liability Company Agreement for Great Plains Software U.K., LLC, dated as of February 20, 1996, between the Company and Douglas J. Burgum therein (incorporated here herein by reference to Exhibit 10.9 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).

10.10	Agreement between the Company and Terri F. Zimmerman (incorporated here herein by reference to Exhibit 10.10 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.11	Form of Nonemployee Director Stock Option Agreement (incorporated here herein by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1 filed March 5, 1997 (SEC File No. 333-22833)).
10.12	Agreement and Plan of Merger dated February 22, 2000 by and among Great Plains Software, Inc., GPS Acquisition, Inc., FRx Software Corporation and Michael L. Rohan (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed April 4, 2000).
10.13	Purchase Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed March 9, 2000).
10.14	Agreement dated February 24, 2000 between Great Plains Software, Inc. and the persons named therein (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed March 9, 2000).
10.15	Tax Deed dated February 2000 between Great Plains Software, Inc. and the persons named therein (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed March 9, 2000) .
23.1	Consent of PricewaterhouseCoopers LLP with respect to Great Plains Software, Inc.'s financial statements.*
23.2	Consent of PricewaterhouseCoopers LLP with respect to FRx Software Corporation's financial statements.*
23.3	Consent of Ernst & Young LLP with respect to Solomon Software, Inc.*
23.4	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).*
23.5	Consent of Ernst & Young LLP (included in Exhibit 8.1).
24.1	Power of Attorney.*

*
Previously filed.

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
INDEX TO EXHIBITS